CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                            18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Global Industries, Ltd. ("Global") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the "SEC") on August 13, 2002 (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. SS 1350 as adopted pursuant to SS 906 of the Sarbanes-Oxley Act of 2002, to my knowledge based upon a review of the Report, that:

        (1) The Report fully complies with the requirements of
section 13(a) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Global as of the dates and for periods presented as required by such Report.

/s/ TIMOTHY W. MICIOTTO

___________________________________
Timothy W. Miciotto
Chief Financial Officer
August 12, 2002


        This certification is provided pursuant to SS 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Global or the certifying officer for purposes of SS 18 of the Securities Exchange Act of 1934, as amended.